UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Notes

On August 22, 2024, CDW LLC, an Illinois limited liability company (“CDW”), and CDW Finance Corporation, a Delaware corporation (“CDW Finance” and, together with CDW, the “Co-Issuers”), completed the sale of $600,000,000 aggregate principal amount of 5.100% Senior Notes due 2030 (the “2030 Notes”) at an issue price of 99.889% of the principal amount of the 2030 Notes and $600,000,000 aggregate principal amount of 5.550% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes, the “Notes”) at an issue price of 99.742% of the principal amount of the 2034 Notes in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The 2030 Notes mature on March 1, 2030 and bear interest at 5.100% per annum, payable semi-annually on March 1 and September 1 of each year. The 2034 Notes mature on August 22, 2034 and bear interest at 5.550% per annum, payable semi-annually on February 22 and August 22 of each year. Interest will accrue from August 22, 2024 for each of the Notes, and the first interest payment date will be March 1, 2025 for the 2030 Notes and February 22, 2025 for the 2034 Notes.

Indentures

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of December 1, 2014, among the Co-Issuers, the guarantors party thereto, including CDW Corporation (the “Company”), and U.S. Bank National Association, as trustee, as supplemented by (i) an eighteenth supplemental indenture, dated as of August 22, 2024, entered into among the Co-Issuers, the guarantors party thereto (the “Guarantors”), including the Company, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), to reflect certain terms of the 2030 Notes (the “Eighteenth Supplemental Indenture”), and (ii) a nineteenth supplemental indenture, dated as of August 22, 2024, entered into among the Co-Issuers, the Guarantors and the Trustee, to reflect certain terms of the 2034 Notes (the “Nineteenth Supplemental Indenture” and, together with the Eighteenth Supplemental Indenture, the “Supplemental Indentures”). References herein to the “Indenture” shall mean the Base Indenture as supplemented by the Supplemental Indentures (as applicable).

The Co-Issuers may redeem the Notes, in whole or in part, at any time prior to the applicable par call date at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the applicable par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 25 basis points, in the case of the 2030 Notes, and 30 basis points, in the case of the 2034 Notes, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. The par call date for the 2030 Notes is February 1, 2030, and the par call date for the 2034 Notes is May 22, 2034. On or after the par call date, the Co-Issuers may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. If the Company experiences certain change of control events and a related downgrade in the credit rating of the Notes, holders of the Note may require the Co-Issuers to repurchase all or part of the Notes at 101% if their principal amount plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture contains covenants that, among other things, limit the ability of CDW and the Guarantors to create liens on certain assets to secure debt, enter into sale and lease-back transactions and consolidate, merge, sell or otherwise dispose of all or substantially all assets. These covenants are subject to a number of other limitations and exceptions as set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due and failure to comply with covenants and cross-acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee, acting at the written direction of the holders of at least 25% of the aggregate principal amount of the outstanding Notes of a series may declare all of the Notes of such series to be due and payable immediately.

The foregoing summaries of the Indentures and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indentures and the Notes. The Base Indenture, each of the Supplemental Indentures and each of the forms of the Notes are attached as Exhibits 4.1 through 4.5 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Base Indenture, dated as of December 1, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee, previously filed as Exhibit 4.1 with the Company’s Current Report on Form 8-K filed on December 1, 2014.

4.2	Eighteenth Supplemental Indenture, dated as of August 22, 2024, by and among the Co-Issuers, the Guarantors (including the Company) and the Trustee.

4.3	Form of 5.100% Senior Note (included as Exhibit A to Exhibit 4.2 hereto).

4.4	Nineteenth Supplemental Indenture, dated as of August 22, 2024, by and among the Co-Issuers, the Guarantors (including the Company) and the Trustee.

4.5	Form of 5.550% Senior Note (included as Exhibit A to Exhibit 4.4 hereto).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of FisherBroyles, LLP.

5.3	Opinion of DLA Piper LLP (US).

5.4	Opinion of DLA Piper LLP (US).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1 hereto).

23.2	Consent of FisherBroyles, LLP (included as part of Exhibit 5.2 hereto).

23.3	Consent of DLA Piper LLP (US) (included as part of Exhibit 5.3 hereto).

23.4	Consent of DLA Piper LLP (US) (included as part of Exhibit 5.4 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: August 22, 2024	By:	/s/ Albert J. Miralles
Albert J. Miralles
Senior Vice President and Chief Financial Officer